UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2010

AMERICAN BILTRITE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4773	04-1701350
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

57 River Street, Wellesley Hills, Massachusetts 02481-2097
(Address of principal executive offices, including zip code)

(781) 237-6655
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

American Biltrite Inc.’s majority owned subsidiary Congoleum Corporation (“Congoleum”) on January 28, 2010 filed a motion seeking the approval of the United States District Court for the District of New Jersey (the “District Court”) for settlement agreements with nine insurance groups and the New Jersey insurance guaranty associations. American Biltrite Inc. has consented to certain terms of the settlement agreements that relate to American Biltrite Inc. The settlement agreements are subject to the approval of the District Court and other conditions. Subject to various requirements set forth in the settlement agreements and the approval of the District Court, the insurance companies will pay $100 million to settle certain policies issued to Congoleum and such amount will be paid to a plan trust that would be established upon effectiveness of the plan of reorganization for Congoleum should the District Court confirm such a plan pursuant to section 524(g) of the United States Bankruptcy Code, and of which amount, $97 million will be available for the payment of asbestos claims. A hearing on the motion has been scheduled for February 19, 2010.

On December 31, 2003, Congoleum filed a voluntary petition with the United States Bankruptcy Court for the District of New Jersey (Case No. 03-51524) seeking relief under Chapter 11 of the United States Bankruptcy Code as a means to resolve claims asserted against it related to the use of asbestos in its products decades ago. On August 17, 2009, the District Court withdrew Congoleum's chapter 11 case from the Bankruptcy Court and assumed authority over the proceedings.

Warning About Forward-Looking Statements and Certain Risks

Some of the information presented in this Current Report on Form 8-K constitutes "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks, uncertainties and assumptions. These forward-looking statements are based on American Biltrite Inc.'s expectations, and American Biltrite Inc.'s understanding of Congoleum's expectations, as of the date of this report, of future events, and American Biltrite Inc. undertakes no obligation to update any of these forward-looking statements except as required by the federal securities laws. Although American Biltrite Inc. believes that these expectations are based on reasonable assumptions, within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations. Any or all of these statements may turn out to be incorrect. Readers are cautioned not to place undue reliance on any forward-looking statements. Actual results could differ significantly as a result of various factors. Any forward-looking statements made in this Current Report on Form 8-K speak only as of the date of such statement. It is not possible to predict or identify all factors that could potentially cause actual results to differ materially from expected and historical results. For example, there can be no assurance that the District Court will approve the motion seeking its approval of the settlement agreements. There can be no assurance that the currently proposed Second Amended Joint Plan of Reorganization for Congoleum or any other plan of reorganization that may be submitted to the District Court will receive the acceptances necessary for confirmation, that the conditions to any such plan will be satisfied or waived, that such plan will timely receive necessary court approvals, that such plan will be confirmed, that such plan, if confirmed, will become effective, or that Congoleum will have sufficient funds to pay for completion of legal proceedings with respect to its chapter 11 case, including continued litigation over any plan of reorganization and the state court insurance coverage litigation.

Some additional factors that could cause actual results to differ from Congoleum's and American Biltrite Inc.'s objectives for resolving asbestos liability include: (i) the future cost and timing of estimated asbestos liabilities and payments; (ii) the availability of insurance coverage and reimbursement from insurance companies that underwrote the applicable insurance policies for asbestos-related claims, including insurance coverage and reimbursement for asbestos claimants under any proposed plan of reorganization for Congoleum, which certain insurers have objected to in the applicable courts adjudicating Congoleum's chapter 11 case and are litigating in New Jersey state court; (iii) the costs relating to the execution and implementation of any plan of reorganization for Congoleum; (iv) timely reaching agreement with other creditors, or classes of creditors, that exist or may emerge; (v) satisfaction of the conditions and obligations under American Biltrite Inc.'s and Congoleum's outstanding debt instruments, and amendment or waiver of those outstanding debt instruments, as necessary, to permit Congoleum and American Biltrite Inc. to satisfy their obligations under any plan of reorganization for Congoleum; (vi) the response from time-to-time of the lenders, customers, suppliers, holders of Congoleum's Senior Notes and their representatives, and other creditors and constituencies to the chapter 11 process and related developments arising from the strategy to resolve asbestos liability; (vii) Congoleum's ability to maintain debtor-in-possession financing sufficient to provide it with funding that may be needed during the pendency of its chapter 11 case and to obtain exit financing sufficient to provide it with funding that may be needed for its operations after emerging from the bankruptcy process, in each case, on reasonable terms; (viii) timely obtaining sufficient creditor and court approval (including the results of any relevant appeals) of any reorganization plan for Congoleum and the court overruling any objections to the plan that may be filed; (ix) costs of, developments in, and the outcome of insurance coverage litigation pending in New Jersey state court involving Congoleum and certain insurers; (x) the impact any adopted federal legislation addressing asbestos claims may have on American Biltrite Inc.'s and Congoleum's businesses, results of operations or financial conditions; (xi) compliance with the United States Bankruptcy Code, including section 524(g); and (xii) the possible adoption of another party's plan of reorganization, which may prove to be unfeasible.

In addition, in view of American Biltrite Inc.'s relationships with Congoleum, American Biltrite Inc. could be affected by Congoleum's negotiations regarding its pursuit of a plan or reorganization, and there can be no assurance as to what that impact, positive or negative, might be. In any event, the failure of Congoleum to obtain confirmation and consummation of a chapter 11 plan of reorganization would have a material adverse effect on Congoleum's business, results of operations or financial condition and could have a material adverse effect on American Biltrite Inc.'s business, results of operations or financial condition. Other factors that could cause or contribute to actual results differing from its expectations include those factors discussed in American Biltrite Inc.'s other filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, and its subsequent filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2010	AMERICAN BILTRITE INC. By: _/s/ Howard N. Feist III__________ Name: Howard N. Feist III Title: Chief Financial Officer